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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this registration statement.

Arthur Andersen LLP


Minneapolis, Minnesota,
March 30, 2001

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                                                        EXHIBIT 23.1 (CONTINUED)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the inclusion in this registration statement of Black Hills Corporation on Form S-1 of our following reports:

       Report dated February 11, 2000 (except for Note 5, as to which the date is February 28, 2000), on our audit of the consolidated financial statements of EIF Management Holdings, LLC and its subsidiaries as of and for the year ended December 31, 1999;
       Report dated February 11, 2000, on our audit of the financial statements of EIF Group Management Company as of and for the years ended December 31, 1999 and 1998;
       Report dated April 21, 2000, on our audit of the financial statements of Project Finance Partners, L.P. as of and for the years ended December 31, 1999 and 1998;
       Report dated April 21, 2000, on our audit of the financial statements of Project Finance Fund III, L.P. as of and for the years ended December 31, 1999 and 1998;
       Report dated February 11, 2000, on our audit of the financial statements of Energy Investors Management Company as of and for the years ended December 31, 1999 and 1998;
       Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Partners II, L.P. as of and for the years ended December 31, 1999 and 1998;
       Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Fund II, L.P. as of and for the years ended December 31, 1999 and 1998;
       Report dated February 11, 2000, on our audit of the financial statements of Energy Investors Management, Inc. as of and for the years ended December 31, 1999 and 1998;
       Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Partners, L.P. as of and for the years ended December 31, 1999 and 1998; and
       Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Fund, L.P. as of and for the years ended December 31, 1999 and 1998;

Arthur Andersen LLP


Boston, Massachusetts
March 30, 2001